SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


         Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Date of Original Report:  February 4, 1998





                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                    333-10635                   54-1816010
         (State of                  (Commission               (IRS Employer
          Incorporation)           File Number)             Identification No.)


         306 East Main Street
         Richmond, Virginia                    23219
         (Address of principal              (Zip Code)
          executive offices)



               Registrant's telephone number, including area code:
                                  (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                      Index

                                                                      Page No.
                                                                      --------

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

          a.       Independent Auditors' Report
                  (Main Park Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Main Park Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Main Park Apartments)

         b.       Pro Forma Balance Sheet as of
                  December 31, 1997 (unaudited)

                  Pro Forma Statement of Operations
                  for the year ended December 31, 1997
                  (unaudited)

         c.       Exhibit

                  23.1     Consent of Independent Auditors
                           (Main Park Apartments)

     The Company hereby amends Items 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated February 4,1998 as follows:

                                    ITEM 7.a.

                       [L.P. Martin & Company letterhead]
                           A Professional Corporation
                          Certified Public Accountants
                              4132 Innslake Drive
                           Glen Allen, Virginia 23060
                           Phone: (804) 346-2626
                             Fax: (804) 346-9311



                          INDEPENDENT AUDITORS' REPORT





The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia





     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Main Park Apartments located in Duncanville, Texas for the twelve month period ended December 31, 1997. This statement is the responsibility of the management of Main Park Apartments. Our responsibility is to express an opinion on this statement based on our audit.



     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.



     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Main Park Apartments (as defined above) for the twelve month period ended December 31, 1997, in conformity with generally accepted accounting principles.







Richmond, Virginia                                /s/ L.P. Martin & Co., P.C.
March 25, 1998

                              MAIN PARK APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF

                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE

                           OPERATIONS OF THE PROPERTY



                  TWELVE MONTH PERIOD ENDED DECEMBER 31, 1997



INCOME

         Rental and Other Income                              $       1,469,496
                                                                      ---------




DIRECT OPERATING EXPENSES

         Administrative and Other                                        86,833
         Insurance                                                       32,072
         Repairs and Maintenance                                        242,402
         Taxes, Property                                                193,492
         Utilities                                                      206,855
                                                                        -------


              TOTAL DIRECT OPERATING EXPENSES                           761,654
                                                                        -------



              Operating income exclusive of items not
              comparable to the proposed future operations
              of the property                                         $ 707,842
                                                                      =========
















See accompanying notes to the financial statement.

                              MAIN PARK APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES

            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE

                           OPERATIONS OF THE PROPERTY



                  TWELVE MONTH PERIOD ENDED DECEMBER 31, 1997





NOTE 1 - ORGANIZATION



Main Park Apartments is a 192 unit garden style apartment complex located on
10.44 acres in Duncanville, Texas. The assets comprising the property were owned by an entity unaffiliated with Apple Residential Income Trust, Inc. during the financial statement period. Apple Residential Income Trust, Inc. purchased the property in February, 1998.



NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES



Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, professional fees and management fees.


Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management of make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



Advertising - Advertising costs are expensed in the period incurred.

                                   ITEM 7.b.

Pro Forma Consolidated Balance Sheet as of December 31, 1997 (unaudited)
The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the property acquisition on February 4, 1998 as having occurred on December 31, 1997.
The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements.



                                Historical    Main Park
                                  Balance     Pro Forma      Total
                                   Sheet     Adjustments   Pro Forma
                               ----------------------------------------
Date of acquisition                            2/4/98

ASSETS
Investment in rental property
   Land                         $ 15,396,823   $ 560,000  $ 15,956,823
   Building and improvements      73,113,886   7,440,000    80,553,886
   Furniture and fixtures          1,123,639           -     1,123,639
                               ----------------------------------------
                                  89,634,348   8,000,000    97,634,348
   Less accumulated depreciation  (1,898,003)          -    (1,898,003)
                               ----------------------------------------
                                  87,736,345   8,000,000    95,736,345

   Cash and cash equivalents      24,162,572           -    24,162,572
   Prepaid expenses                  142,581           -       142,581
   Other assets                      444,022           -       444,022
                               ----------------------------------------
                                  24,749,175           0    24,749,175
                               ----------------------------------------

Total Assets                   $ 112,485,520 $ 8,000,000 $ 120,485,520
                               ========================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Accounts payable            $     536,324           -     $ 536,324
   Accrued expenses                2,143,888           -     2,143,888
   Rents received in advance          70,051           -        70,051
   Tenant security deposits          394,702           -       394,702
                               ----------------------------------------
                                   3,144,965           0     3,144,965

Shareholders' equity
   Common stock                  109,090,459 $ 8,000,000   117,090,459
   Class B convertible stock          20,000           -        20,000
   Receivable from officer-
     shareholder                     (20,000)          -       (20,000)
   Distributions greater than
     net income                      250,096           -       250,096
                               ----------------------------------------
                                 109,340,555   8,000,000   117,340,555
                               ----------------------------------------

Total Liabilities and
     Shareholders' Equity      $ 112,485,520 $ 8,000,000 $ 120,485,520
                               ========================================


Notes to Pro Forma Balance Sheet
Pro Forma adjustments represent the purchase price of the related property , including the 2% acquisition fee to Cornerstone Realty Income Trust, Inc. allocated between land and building. Adjustments to common stock reflect the net proceeds from sales of common stock from the Company's continuous offering.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)
The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the 12 property acquisitions during 1997 and the 1998 property acquisition had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurred no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.




                                                                Historical                 1997
                                                               Statement of            Acquisitions            Pro Forma
                                                                Operations              Adjustments           Adjustments
                                                        ----------------------------------------------------------------------------


Date of Acquisition                                                 -                        -                  -

Rental income                                           $      12,005,968         $      5,392,558              -
Rental expenses:
                   Property and maintenance                     3,571,484                1,982,189              -
                   Taxes and insurance                          1,765,741                  706,939              -
                   Property management                            656,267                     -               295,813    (A)
                   General and administrative                     351,081                     -                67,262    (B)
                   Amortization                                    28,490                     -                 -
                   Depreciation of rental property              1,898,003                     -               792,074    (C)
                                                        ----------------------------------------------------------------------------

Total expenses                                                  8,271,066                2,689,128          1,155,149

Income before interest income (expense)                         3,734,902                2,703,430         (1,155,149)
Interest income                                                   222,676                     -                 -
Interest expense                                                 (458,384)                    -                 -
                                                        ----------------------------------------------------------------------------
Net income                                              $       3,499,194        $       2,703,430        ($1,155,149)

Basis and diluted earnings per common share             $            0.54
                                                                    =====

Wgt. avg. number of shares outstanding                          6,493,114                                   3,106,405    (D)
                                                                =========                                   =========




                                                                      Pro Forma                 Main Park
                                                                     Before 1998                Pro Forma
                                                                     Acquisition               Adjustments
                                                            -------------------------------------------------------


                                                                          -                      2/4/98
Date of Acquisition
                                                                $    17,398,526            $     1,469,496
Rental income
Rental expenses:
                   Property and maintenance                           5,553,673                    536,090
                   Taxes and insurance                                2,472,680                    225,564
                   Property management                                  952,080                      -
                   General and administrative                           418,343                      -
                   Amortization                                          28,490                      -
                   Depreciation of rental property                    2,690,077                      -
                                                            -------------------------------------------------------

Total expenses                                                       12,115,343                    761,654

Income before interest income (expense)                               5,283,183                    707,842
Interest income                                                         222,676                      -
Interest expense                                                       (458,384)                     -
                                                            -------------------------------------------------------

Net income                                                     $      5,047,475            $       707,842

Basis and diluted earnings per common share                    $           0.53
                                                                          =====

Wgt. avg. number of shares outstanding                                9,599,519
                                                                      =========







                                                              Pro Forma                       Total
                                                             Adjustments                    Pro Forma
                                                      ---------------------------------------------------------


Date of Acquisition                                                -                                -

Rental income                                                      -                      $   18,868,022
Rental expenses:
                   Property and maintenance                        -                           6,089,763
                   Taxes and insurance                             -                           2,698,244
                   Property management                           79,235     (A)                1,031,315
                   General and administrative                    20,400     (B)                  438,743
                   Amortization                                    -                              28,490
                   Depreciation of rental property              275,956     (C)                2,966,033
                                                       ---------------------------------------------------------

Total expenses                                                  375,591                       13,252,588

Income before interest income (expense)                        (375,591)                       5,615,434
Interest income                                                    -                             222,676
Interest expense                                                   -                            (458,384)
                                                      ---------------------------------------------------------

Net income                                                    ($375,591)                 $     5,379,726

Basis and diluted earnings per common share                                              $          0.51
                                                                                                   =====

Wgt. avg. number of shares outstanding                          937,931     (D)               10,537,450
                                                               ========                       ==========




(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.
(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.
(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.
(D) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the "best efforts" offering of $9 per share for the first $15 million and and $10 per share above $15 million.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.




                                                         Brookfield          Eagle Crest             Tahoe            Mill Crossing
                                                          Pro Forma           Pro Forma            Pro Forma            Pro Forma
                                                         Adjustments         Adjustments          Adjustments          Adjustments
                                                     -------------------------------------------------------------------------------

Date of Acquisitions                                       1/31/97             1/31/97              1/31/97              2/28/97

Rental income                                             $99,879             $266,385            $100,023              $151,389
Expenses
                  Property and maintenance                 32,430               74,735              51,643                77,882
                  Taxes and insurance                      12,720               36,546              12,099                19,230
                  Property management                         -                   -                    -                    -
                  General and administrative                  -                   -                    -                    -
                  Depreciation of real estate                 -                   -                    -                    -
                  Amortization                                -                   -                    -                    -
                                                     -------------------------------------------------------------------------------
                                                           45,150              111,281              63,742                97,112

Income before interest income                              54,729              155,104              36,281                54,277

                  Interest income                             -                   -                    -                    -
                  Interest expense                            -                   -                    -                    -
                                                     -------------------------------------------------------------------------------

Net income                                                $54,729             $155,104             $36,281               $54,277
                                                     ===============================================================================





                                                                Polo Run            Wildwood             Toscana
                                                               Pro Forma            Pro Forma           Pro Forma
                                                              Adjustments          Adjustments         Adjustments
                                                     ---------------------------------------------------------------------

Date of Acquisitions                                            03/31/97            03/31/97             03/31/97

Rental income                                                  $326,137            $202,389             $270,812
Expenses
                  Property and maintenance                      121,983              78,111               82,722
                  Taxes and insurance                            40,508              25,216               35,674
                  Property management                              -                    -                   -
                  General and administrative                       -                    -                   -
                  Depreciation of real estate                      -                    -                   -
                  Amortization                                     -                    -                   -
                                                     ---------------------------------------------------------------------
                                                                162,491             103,327              118,396

Income before interest income                                   163,646              99,062              152,416

                  Interest income                                  -                    -                   -
                  Interest expense                                 -                    -                   -
                                                     ---------------------------------------------------------------------

Net income                                                     $163,646             $99,062             $152,416
                                                     =====================================================================





                                                           The Arbors           Paces Cove           Chaparosa           Riverhill
                                                           Pro Forma            Pro Forma            Pro Forma           Pro Forma
                                                          Adjustments          Adjustments          Adjustments         Adjustments
                                                        ----------------------------------------------------------------------------

Date of Acquisitions                                        4/25/97              6/30/97              8/6/97              8/6/97

Rental income                                              $460,338             $916,348           $ 801,713           $ 892,295
Expenses
                  Property and maintenance                  102,132              314,521             286,943             338,906
                  Taxes and insurance                        60,729              128,306              97,242             124,028
                  Property management                          -                    -                    -                   -
                  General and administrative                   -                    -                    -                   -
                  Depreciation of real estate                  -                    -                    -                   -
                  Amortization                                 -                    -                    -                   -
                                                        ----------------------------------------------------------------------------
                                                            162,861              442,827             384,185             462,934

Income before interest income                               297,477              473,521             417,528             429,361

                  Interest income                              -                    -                    -                   -
                  Interest expense                             -                    -                    -                   -
                                                        ----------------------------------------------------------------------------

Net income                                                 $297,477             $473,521            $417,528            $429,361
                                                        ============================================================================




                                                                   Copper
                                                                  Crossing
                                                                  Pro Forma              Total
                                                                 Adjustments           Pro Forma
                                                        ----------------------------------------------

Date of Acquisitions                                               11/25/97

Rental income                                                    $ 904,850          $5,392,558
Expenses
                  Property and maintenance                         420,181           1,982,189
                  Taxes and insurance                              114,641             706,939
                  Property management                                  -                     0
                  General and administrative                           -                     0
                  Depreciation of real estate                          -                     0
                  Amortization                                         -                     0
                                                        ----------------------------------------------
                                                                   534,822           2,689,128

Income before interest income                                      370,028           2,703,430

                  Interest income                                     -                      0
                  Interest expense                                    -                      0
                                                        ----------------------------------------------

Net income                                                        $370,028          $2,703,430
                                                        ==============================================


                                    ITEM 7.c.

                                  EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.

                  Form 8-K/A to Form 8-K dated February 4, 1998


Exhibit Number             Exhibit                                  Page Number
--------------             -------                                  -----------

23.1                       Consent of Independent Auditors
                           (Main Park Apartments)